Exhibit 10.94

DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (the “Agreement”) is made effective as of March 30th, 2021, between INVESTVIEW, INC., a Nevada corporation (the “Corporation”), and JOSEPH CAMMARATA, an individual (“Cammarata”).

Premises

A. The Corporation and Cammarata entered into a Promissory Note dated January 30, 2020 the “Note”), which was amended on January 31, 2020 (the “First Amendment”) and on January 31, 2021 (the “Second Amendment”). Under the terms of the Note, as amended by the First Amendment and the Second Amendment, Investview owes Cammarata a total of $1,200,000 ($1,000,000 in principal and $200,000 in accrued interest, together the “Note Amount”) as of the date of this Agreement.

B. Cammarata has advanced an additional $350,000 to the Corporation, the terms of which were never formalized or reduced to writing (the “Advance”).

C. Both the Corporation and Cammarata want to hereby exchange the Note and the amount of the Advance for a new convertible promissory in substantially the form attached hereto (the “New Convertible Note”).

NOW THEREFORE, upon these premises and for and in consideration of the promises and covenants set forth herein, and the mutual benefit to be derived by each party, it is hereby agreed as follows:

Agreement

1. Exchange of Note and Advance for New Convertible Note. Upon execution of this Agreement and the surrender, termination, cancellation, retirement and satisfaction of the Note and any and all rights with respect to the Advance, the Corporation will issue the New Convertible Note to Cammarata as full consideration for the surrender, termination, cancellation and retirement of the amounts due under the Note and any and all rights and amounts due under the Advance.

2. Entire Agreement; Modification; Waiver. This Agreement constitutes the full and entire understanding and agreement between the Corporation and Cammarata with respect to the subject matter hereof and may not be altered, modified or amended except by a written agreement dated subsequent to the date of this Agreement and signed by both parties hereto. None of the rights, powers, privileges or provisions of this Agreement will be deemed to have been waived by any act, course of dealing, failure to act, delay or acquiescence on the part of either party, but only by an instrument in writing signed by both parties. No waiver of any provision of this Agreement will constitute a waiver of any other provision(s) or of the same provision(s) on another occasion. Nor shall any single or partial exercise of any such power, right, privilege or provision preclude other or further exercise thereof or of any other right, power, privilege or provision.

3. Successors and Assigns. The terms, conditions and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Corporation and Cammarata and their permitted successors and assigns.

4. WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

5. Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its conflict of law principles. The Corporation and Cammarata irrevocably agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the promises, conditions, rights, obligations, agreements and transactions contemplated hereby shall be brought, heard and litigated in any federal or state court located in Monmouth County, New Jersey, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

6. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be delivered (a) in hand by person with written receipt of the person to whom such notice is intended; (b) by registered or certified mail, postage prepaid, return receipt requested; or (c) by a generally recognized commercial courier service or overnight delivery service, (Federal Express or UPS), for next business day delivery, postage prepaid, with delivery receipt requested. All notices sent in accordance with this Subsection 5.6 shall be deemed “Delivered” unless otherwise specified herein, the same day if delivered by hand in person with receipt and signature of the intended recipient or by an authorized officer of the intended recipient; if by registered or certified mail, three (3) business days after the same is deposited in the U.S. Mail; or if sent by a commercial courier service or overnight delivery service for next business day delivery, one (1) business day after payment and receipt of mailing. All such notices, demands, requests, consents, approvals, and other communications shall be sent to the respective parties at their address as follows:

If to the Corporation, to:

Investview, Inc.

234 Industrial Way West, Suite A202

Eatontown, New Jersey 07724

Attn: Annette Raynor, COO

E-mail: annette@investview.com

with a copy to (which will not constitute notice):

Michael Best & Friedrich, LLP

170 South Main Street, Suite 1000

Salt Lake City, UT 84101

Attn: Kevin C. Timken

E-mail: kctimken@michaelbest.com

If to Cammarata:

Joseph Cammarata

234 Industrial Way West, Suite A202

Eatontown, New Jersey 07724

E-mail: joe@investview.com

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Notwithstanding the foregoing, service of legal process or other similar communications will not be given by electronic mail and will not be deemed duly given under this Agreement if delivered by such means. Each party, by notice duly given in accordance herewith this Section 7., may specify a different address for the giving of any notice, demand, request, consent, approval, and other communication hereunder.

7. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, and without any additional consideration, the parties agree to provide further information or assurances; execute and deliver such additional agreements, certificates, instruments and documents; and take such other actions and do such other things, as may be necessary or appropriate to carry out the terms and provisions of this Agreement, accomplish the purposes and intent of the parties and give effect and consummate the transactions contemplated hereby.

8. Severability. If any provision(s) of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions will remain in full force and effect, and the affected provision will be reformed only to the extent necessary to make such provision valid and enforceable without further action by the parties hereto. However, if any such illegal, invalid or unenforceable provision cannot by modified to become valid and enforceable, then such provision(s) shall be stricken from the Agreement in its/their entirety and all the other provisions hereof shall be continuing in full force and effect.

9. Headings; Premises. Descriptive headings of the sections and paragraphs appear herein for convenience of reference only and shall not control or affect the meaning of any provisions hereof and shall not be considered in the construction or interpretation of any of the provisions hereof. Cammarata and the Corporation hereby acknowledge, agree and confirm that the provisions contained in the Premises set forth above at the beginning of this Agreement are hereby incorporated herein by reference to this Agreement and are an integral part of this Agreement and the subject matter hereof.

10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, (and any counterpart may be executed by original, portable document format (pdf), or other electronic signature), with the same effect as if all parties had signed the same document. All such counterparts when executed and delivered shall be construed together and be deemed an original, and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

INVESTVIEW, INC.

By:	/s/ Annette Raynor
Annette Raynor, Chief Operating Officer

/s/ Joseph Cammarata
JOSEPH CAMMARATA

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